FSS2 P-1
                          SUPPLEMENT DATED MAY 1, 2005
                              TO THE PROSPECTUS OF

                            FRANKLIN STRATEGIC SERIES
                (FRANKLIN BIOTECHNOLOGY DISCOVERY FUND, FRANKLIN
       TECHNOLOGY FUND, FRANKLIN GLOBAL HEALTH CARE FUND, FRANKLIN GLOBAL
              COMMUNICATIONS FUND, FRANKLIN NATURAL RESOURCES FUND)
                            DATED SEPTEMBER 1, 2004

The prospectus is amended as follows:

I. The section "Management" for the Franklin Global Health Care Fund on page 42 is replaced with the following:

 MANAGEMENT
 Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $347 billion in assets.

 The team responsible for the Fund's management is:

 MATTHEW WILLEY CFA, PORTFOLIO MANAGER OF ADVISERS
 Mr. Willey has been a manager of the Fund since January 2003. He joined Franklin Templeton Investments in 2002. Previously, he was an equity analyst with Credit Suisse First Boston.

 EVAN McCULLOCH CFA, VICE PRESIDENT OF ADVISERS
 Mr. McCulloch has been a manager of the Fund since 1994. He joined Franklin Templeton Investments in 1992.

 JEANNA WONG CFA, PORTFOLIO MANAGER OF ADVISERS
 Ms. Wong has been a manager of the Fund since April 2005. She joined Franklin Templeton Investments in 1995.

 The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2004, management fees, before any reduction, were 0.61% of the Fund's average daily net assets for its services. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.60% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

               Please keep this supplement for future reference.